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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   AT&T CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


               New York                                  13-4924710
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 (State of Incorporation or Organization)  (I.R.S. Employer Identification No.)


        32 Avenue of the Americas
           New York, New York                            10013-2412
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 (Address of Principal Executive Offices)                (Zip Code)


If this form relates to the                   If this form relates to the
registration of a class of                    registration of a class of
securities pursuant to Section                securities pursuant to Section
12(b) of the Exchange Act and                 12(g) of the Exchange Act and
is effective pursuant to General              is effective pursuant to General
Instruction A.(c), please check               Instruction A.(d), please check
the following box. [x]                        the following box. [ ]


Securities Act registration statement file number to which this form relates: 333-96037


Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                        Name of Each Exchange on Which
      to be so Registered                        Each Class is to be Registered
      -------------------                        ------------------------------

Wireless Group Common Stock, par value           New York Stock Exchange
$1.00 per share

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

                                (Title of Class)




























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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Wireless Group Common Stock, par value $1.00 per share (the "Stock"), of AT&T Corp. (the "Registrant") registered herein will be contained under the captions "Description of AT&T Capital Stock--AT&T Wireless Group Tracking Stock" and "Relationship Between the AT&T Common Stock Group and the AT&T Wireless Group" in a prospectus, constituting part of the Registrant's Registration Statement on Form S-3 (File No. 333-96037) (the "Registration Statement") relating to the Stock, to be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (such prospectus as filed pursuant to Rule 424(b), the "Prospectus"). The description of the Stock contained in the Prospectus is hereby incorporated by reference into this Form 8-A. Copies of such description will be filed with the New York Stock Exchange, Inc.


ITEM 2.        EXHIBITS.
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
Exhibit No.                    Description
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1.          Restated Certificate of Incorporation of the Registrant filed
            January 10, 1989, Certificate of Correction of the Registrant filed June 8, 1989, Certificate of Change of the Registrant filed March 18, 1992, Certificate of Amendment of the Registrant filed June 1, 1992, Certificate of Amendment of the Registrant filed April 20, 1994, Certificate of Amendment of the Registrant filed June 8, 1998 and Certificate of Amendment of the Registrant filed March 9, 1999 (filed as Exhibit (3)a to the Registrant's Form 10-K for 1998 (File No. 1-1105) and incorporated herein by reference).

2. Form of Certificate of Amendment of the Certificate of Incorporation of the Registrant (filed as Exhibit A to the Registrant's Proxy Statement on Schedule 14A, dated January 26, 2000, and incorporated herein by reference).

3. By-Laws of the Registrant, as amended March 17, 1999 (filed as Exhibit (3)b to the Registrant's Form 10-K for 1998
            (File No. 1-1105) and incorporated herein by reference).

4.          Form of By-Law Amendment (filed as Exhibit B to the
            Registrant's Proxy Statement on Schedule 14A, dated January 26, 2000, and incorporated herein by reference).
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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       AT&T CORP.


                                       By: /s/ Robert S. Feit
                                           ------------------
                                           Robert S. Feit
                                           General Attorney and Assistant
                                           Secretary

Date:  April 24, 2000